Exhibit 99.3

CONSENT, JOINDER AND SECOND AMENDMENT

TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

CONSENT, JOINDER AND SECOND AMENDMENT, dated as of April 1, 2010 (this "Amendment"), to the Amended and Restated Loan and Security Agreement dated as of November 5, 2007 (as amended prior to the date hereof, the "Loan Agreement"), by and among (i) LSB INDUSTRIES, INC., a Delaware corporation (the "Parent"), THERMACLIME, INC., an Oklahoma corporation formerly known as ClimaChem, Inc. ("ThermaClime"), and each of the Subsidiaries of ThermaClime identified on the signature pages thereof (such Subsidiaries, together with ThermaClime, each a "Borrower", and collectively, the "Borrowers"), (ii) the lenders identified on the signature pages thereof (each a "Lender" and collectively the "Lenders"), (iii) WELLS FARGO CAPITAL FINANCE, INC., a California corporation formerly known as Wells Fargo Foothill, Inc., as the arranger and administrative agent for the Lenders (the "Agent") and (iv) Consolidated Industries Corp., an Oklahoma corporation ("Consolidated Industries").

WHEREAS, the Parent and the Borrowers desire to realign their corporate structure for various business and tax purposes (the "Realignment"), as fully described in the documents attached hereto as Exhibit A (the "Realignment Steps");

WHEREAS, upon completion of the realignment described in the Realignment Steps, Consolidated Industries will be either the direct or indirect parent of each Borrower;

WHEREAS, Consolidated Industries intends to and, upon the effectiveness of this Amendment, will become a Guarantor and a Loan Party under the Loan Agreement;

WHEREAS, such realignment requires various amendments to the Loan Agreement and consents or waivers by the Lenders;

WHEREAS, the Borrowers, Consolidated Industries, the Parent, the Guarantors, the Lenders, and the Agent desire to enter into this Amendment so as to amend the Loan Agreement and other Loan Documents; and

WHEREAS, the Lenders are willing to grant such limited consents and waivers set forth herein subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Capitalized Terms.  All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

2. ThermaClime. Effective upon the conversion of ThermaClime to a limited liability company, the definition of "ThermaClime" in the introductory paragraph of the Loan Agreement and of each other Loan Document wherein it appears is hereby amended and restated in its entirety to read as follows:

"THERMACLIME, L.L.C., an Oklahoma limited liability company ("ThermaClime")"

3. New Definitions.  Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

""Consolidated Industries" means Consolidated Industries Corp., an Oklahoma corporation."

""Second Amendment" means that certain Consent, Joinder and Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 1, 2010, among the Parent, Consolidated Holdings, the Borrowers, the Lenders and the Agent."

""Second Amendment Effective Date" means the date that all of the conditions set forth in Section 18 of the Second Amendment shall be satisfied (or waived by the Agent in its sole discretion)."

4. Amended Definitions.  The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirely to read as follows:

""Guaranties" means, collectively, (i) the guaranties made by Parent and Consolidated Industries contained in Section 18 hereof and (ii) those certain general continuing guaranties executed and delivered by Guarantors (other than Parent and Consolidated Industries) in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent."

""Guarantors" means (i) the Parent, (ii) Consolidated Industries, (iii) each of ThermaClime's Subsidiaries extant as of the Closing Date (other than EDN, DSN, and their respective Subsidiaries) that are not Borrowers, and (iv) Cherokee."

5. Section 6.3(g).  Section 6.3(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(g)           as soon as available, but no later than Wednesday of each week, a report listing (i) all cash distributions and advances made by EDN to any Borrower and Guarantor (other than Parent, Consolidated Industries and Cherokee) during the preceding week and (ii) all cash distributions and advances made by any Borrower and Guarantor (other than Parent, Consolidated Industries and Cherokee) to EDN during the preceding week, and"

6. Section 7.1(h).  Section 7.1(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(h)           Indebtedness owing by any Borrower to any Subsidiary of Parent that is not also a Subsidiary of ThermaClime, provided that the aggregate principal amount of such Indebtedness shall not exceed $500,000 at any time, except as set forth in Section 7.1(f);"

7. Section 7.11(a).  Section 7.11(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(a)           ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in repayment of the costs and expenses incurred by Parent that are directly allocable to the Borrowers for Parent's provision of the Services (as defined in the Services Agreement) on behalf of the Borrowers pursuant to the Services Agreement;"

8. Section 7.11(b).  Section 7.11(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(b)           each Borrower may make distributions and pay dividends to any Guarantor (other than Parent, Consolidated Industries and Cherokee), and each Guarantor may make distributions and pay dividends to any Borrower or Guarantor (other than Parent, Consolidated Industries and Cherokee);"

9. Section 7.11(c).  Section 7.11(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(c)           so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in respect of the management fees payable by ThermaClime to Parent in accordance with the Management Agreement, provided that the aggregate amount of all such payments made by Borrowers pursuant to this clause (c)(i) shall not exceed $2,500,000 during any fiscal year of ThermaClime or the maximum management fees payable to Parent each calendar quarter under the Management Agreement, and (ii) ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in an aggregate amount not to exceed, during each fiscal year, the sum of (A) 50% of the actual consolidated net income of the Borrowers for such fiscal year determined in accordance with GAAP, plus (B) the amounts paid to Parent and Consolidated Industries during such fiscal year in accordance with Section 7.11(d);"

10. Section 7.11(d).  Section 7.11(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(d)           so long as Agent has not exercised any of its rights or remedies following an Event of Default, ThermaClime may make distributions and pay dividends to Consolidated Industries or to Parent, in an aggregate amount not to exceed, during each fiscal year, the consolidated income tax liability of the Borrowers for such fiscal year calculated as if each of the Borrowers was a separate consolidated taxpayer;"

11. Section 7.11(e).  Section 7.11(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"(e)           each Borrower may make distributions and pay dividends to any Subsidiary of Consolidated Industries that is not also a Subsidiary of ThermaClime, provided that the aggregate amount of such distributions and dividends shall not exceed $100,000 during each fiscal year; and "

12. Section 8.7.  Section 8.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"8.7           If a notice of Lien (other than (a) a Permitted Lien, (b) Liens on any property or assets of the Parent or Consolidated Industries and (c) Liens on any property or assets of Cherokee that are subordinate to the Agent's Liens), levy or assessment securing or otherwise with respect to Indebtedness or an obligation for the payment of money in an aggregate amount in excess of $100,000 is filed of record with respect to any Borrower's, any Guarantor's or any of its Subsidiaries' assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien  (other than (a) a Permitted Lien, (b) Liens on any property or assets of the Parent or Consolidated Industries and (c) Liens on any property or assets of Cherokee that are subordinate to the Agent's Liens), whether choate or otherwise, upon any Borrower's, any Guarantor's or any of its Subsidiaries' assets and the same is not paid on the payment date thereof;"

13. Section 8.8.  Section 8.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"8.8           If a judgment or other claim for an amount in excess of $100,000 becomes a Lien (other than (a) Liens on any property or assets of the Parent or Consolidated Industries and (b) Liens on any property or assets of Cherokee that are subordinate to the Agent's Liens) or encumbrance upon any material portion of any Borrower's, any Guarantor's or any of its Subsidiaries' properties or assets;"

14. Section 8.9.  Section 8.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"8.9           If there is a default in any material agreement to which any Borrower, any Guarantor (other than the Parent, Consolidated Industries and Cherokee) or any of its Subsidiaries is a party and such default (a)(i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Borrower's, Guarantor's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein, and (b) involves Indebtedness or an obligation for the payment of money in an aggregate amount in excess of $100,000;"

15. Section 8.10.  Section 8.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"8.10           If any Borrower, any Guarantor (other than the Parent, Consolidated Industries and Cherokee) or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;"

16. Guaranty.  Section 18 of the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2 to this Amendment.

17. Consent to Realignment.

(a) As of the Second Amendment Effective Date, the Lenders and the Agent hereby consent to the Realignment, provided that (i) the Realignment is consummated in accordance with the steps set forth in the Realignment Steps, without any material deviation therefrom, and (ii) within 5 Business Days after the consummation of the Realignment, the Borrowers shall have delivered to the Agent the documents set forth in Schedule 1 hereto, each in form and substance acceptable to the Agent.

(b) The consents and waivers in this Section 17 shall be effective only in the specific instances and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect.

18. Conditions Precedent.  The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Second Amendment Effective Date"):

(a) Representations and Warranties; No Event of Default.  The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Second Amendment Effective Date (as updated prior to the date hereof in accordance with the Loan Agreement) shall be correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Delivery of Documents.  The Agent shall have received on or before the Second Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Second Amendment Effective Date:

(i) counterparts of this Amendment duly executed by the Borrowers, the Agent and the Lenders; and

(ii) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request from the Borrowers.

(c) Agent shall have received, for the benefit of the Lenders, an amendment fee in the amount of $10,000 in immediately available funds, which shall be fully earned when payable and nonrefundable.

19. Representations and Warranties.  Each Borrower, and only with respect to parts (b) and (c) below, Parent and Consolidated Industries, hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default.  The representations and warranties herein, in Section 5 of the Loan Agreement (as updated prior to the date hereof in accordance with the Loan Agreement) and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Second Amendment Effective Date are correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and after giving effect to the amendments, consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc.  Parent, Consolidated Industries and each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform its respective obligations under the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

(c) Authorization, Etc.  The execution, delivery and performance by each Borrower, Parent and Consolidated Industries of this Amendment, and the performance by each Borrower, Parent and Consolidated Industries of the Loan Agreement and the other Loan Documents to which it is a party, each as amended hereby, (i) have been duly authorized by all necessary action on the part of such Borrower, Parent or Consolidated Industries, (ii) do not and will not contravene such Borrower's, Parent's or Consolidated Industries' charter or by-laws, any applicable law or any material contractual restriction binding on it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

20. Joinder of Consolidated Industries.  By its execution of this Agreement, Consolidated Industries hereby (i) confirms that, as of the Second Amendment Effective Date, each representation and warranty made by it and contained in this Amendment or in the Loan Agreement is true and correct in all material respects as they relate to Consolidated Industries as of the effective date of this Amendment, (ii) agrees that from and after the Second Amendment Effective Date it shall be a "Guarantor" within the meaning of, and subject to, the Loan Agreement and each other Loan Document as if it were a signatory thereto and shall be bound by all of the provisions thereof and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein.  Consolidated Industries hereby agrees that each reference to a "Guarantor" or "Guarantors" in the Loan Agreement or any other Loan Document shall include Consolidated Industries, except as provided therein.  Consolidated Industries acknowledges that it has received a copy of the Loan Agreement and the other Loan Documents and that it has read and understands the terms thereof.

21. Reaffirmation, Confirmation, and Acknowledgement.  Except as expressly amended by this Amendment, each of the Parent, Consolidated Industries, and each Borrower hereby expressly confirms and agrees that the remaining terms, conditions, and provisions of the Loan Agreement and the other Loan Documents shall be and remain in full force and effect.  Each of the Parent, Consolidated Industries, and each Borrower hereby reaffirms and confirms its respective obligations under the Loan Agreement and the other Loan Documents as amended by this Amendment.  Each of the Parent and Consolidated Industries hereby expressly confirms and agrees that the Guaranty made by it under Section 18 of the Loan Agreement as amended by this Amendment is, and shall continue to be, in full force and effect, and is hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any power, remedy, or right of the Agent or any Lender, or constitute a waiver of any provision of, or any past or future noncompliance with, any of the Loan Documents or any other documents, instruments, and agreements executed or delivered in connection therewith, and shall not operate as a consent to any further or other matter under the Loan Documents.  Each of the Parent, Consolidated Industries, and each Borrower expressly agrees and understands that by entering into and performing its obligations hereunder, this Amendment, including the amendment made to Section 18 of the Loan Agreement, shall not constitute a novation, and shall in no way adversely affect or impair the priority of Liens of the Agent on the Collateral or Parent's obligations under Section 18.

22. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement.  Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses.  The Borrowers jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document.  Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement.  Accordingly, it shall be an Event of Default under the Loan Agreement (i) if any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if Borrowers fail to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(g) Waiver of Jury Trial.  EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Parent:

LSB INDUSTRIES, INC.,
an Delaware corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Consolidated Industries:

CONSOLIDATED INDUSTRIES CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Borrowers:

THERMACLIME, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEROKEE NITROGEN COMPANY,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CLIMATE MASTER, INC.,
a Delaware corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CLIMATECRAFT, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CLIMACOOL, CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

THERMACLIME TECHNOLOGIES, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

KOAX CORP., an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

LSB CHEMICAL CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

XPEDIAIR, INC., an Oklahoma corporation.

By: s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By: s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEMEX I CORP., an Oklahoma corporation

By:  s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

TRISON CONSTRUCTION, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEMEX II CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Agent and Lender:

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation, as Agent and Lender

By: /s/ Matt Mouledous
Name: Matt Mouledous
Title: Vice President

EXHIBIT A

Realignment Steps

SCHEDULE 1

Required Documents

1.           Certificates of conversion of ThermaClime to a limited liability company.

2.           Affirmation of ThermaClime, L.L.C.

SCHEDULE 2

18.           GUARANTY

18.1           Guaranty; Limitation of Liability.  Each of the Parent and Consolidated Industries hereby, unconditionally and irrevocably, guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of any Borrower), fees, expenses or otherwise (such obligations, to the extent not paid by the Borrowers, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents and the Lenders in enforcing any rights under the guaranty set forth in this Section 18.  Without limiting the generality of the foregoing, the Parent's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Agents and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Borrower.

18.2           Guaranty Absolute.  Each of the Parent and Consolidated Industries guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents or the Lenders with respect thereto.  The obligations of the Parent and Consolidated Industries under this Section 18 are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Parent and Consolidated Industries to enforce such obligations, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions.  The liability of the Parent and Consolidated Industries under this Section 18 shall be irrevocable, absolute and unconditional irrespective of, and each of Parent and Consolidated Industries hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)           any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers or otherwise;

(c)           any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)           any change, restructuring or termination of the corporate, limited liability company or partnership  structure or existence of any Borrower; or

(e)           any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agents or the Lenders that might otherwise constitute a defense available to, or a discharge of, Parent, Consolidated Industries, any Borrower or any other guarantor or surety.

This Section 18 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by a Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

18.3.           Waiver.  Each of Parent and Consolidated Industries hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Section 18 and any requirement that the Agents or the Lenders exhaust any right or take any action against the Borrowers or any other Person or any collateral.  Each of Parent and Consolidated Industries acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 18.3 is knowingly made in contemplation of such benefits.  Each of Parent and Consolidated Industries hereby waives any right to revoke this Section 18, and acknowledges that this Section 18 is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

18.4.           Continuing Guaranty; Assignments.  This Section 18 is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Section 18 and (ii) the Maturity Date, (b) be binding upon Parent and Consolidated Industries, and their successors and assigns and (c) inure to the benefit of and be enforceable by the Agents and the Lenders and their successors, pledgees, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments and the Advances owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 14.1.

18.5.           Subrogation.  Neither Parent nor Consolidated Industries will exercise any rights that they may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of Parent's or Consolidated Industries' obligations under this Section 18, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents and the Lenders against any Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Section 18 shall have been paid in full in cash and the Maturity Date shall have occurred.  If any amount shall be paid to Parent or Consolidated Industries in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Section 18 and the Maturity Date, such amount shall be held in trust for the benefit of the Agents and the Lenders and shall forthwith be paid to the Agents and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Section 18, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Section 18 thereafter arising.  If (i)  Parent or Consolidated Industries shall make payment to the Agents and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Section 18 shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Agents and the Lenders will, at Parent's or Consolidated Industries' request and expense, execute and deliver to Parent or Consolidated Industries appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Parent or Consolidated Industries of an interest in the Guaranteed Obligations resulting from such payment by Parent or Consolidated Industries.